UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: June 13, 2013

Education Realty Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32417	20-1352180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 South Shady Grove Road, Suite 600 Memphis, Tennessee	38120
(Address of Principal Executive Offices)	(Zip Code)

901-259-2500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 (a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Subsequent to the filing of the Education Realty Trust, Inc (the “Company”) Annual Report on Form 10-K for the year ended December 31, 2012 (“2012 10-K”), management of the Company identified classification errors in the consolidated statements of cash flows for the years ended December 31, 2012, 2011 and 2010. These classification errors mainly related to the cash flow presentation of debt transactions related to certain of the Company's community acquisitions and dispositions, as well as, certain accrued costs and contributions from noncontrolling interests attributable to assets under development.

These classification errors had no impact on net cash flow, and did not impact the Company's consolidated balance sheets, consolidated statements of operations, consolidated statements of changes in equity, or funds from operations for any period, or any financial ratios furnished in the Company's quarterly supplemental financial information.

Management of the Company discussed the above errors with the Audit Committee of the Board of Directors of the Company and together on June 13, 2013, concluded that the Company should file a form 10-K/A correcting such classification errors and that the previously filed financial statements for the year ended December 31, 2012 and the related report of the Company's independent registered public accounting firm, contained in the Company's annual report on Form 10-K for the year ended December 31, 2012 should no longer be relied upon.

The Company also will disclose the affected quarterly information for 2012 in the Form 10-K/A, and will correct the condensed consolidated statement of cash flows for the three month period ended March 31, 2012 by filing an updated Quarterly Report on Form 10-Q/A for the period ended March 31, 2013. The errors described above affecting the six and nine month periods ended June 30, 2012, and September 30, 2012, will be corrected prospectively upon the filing of its future Quarterly Reports on Forms 10-Q for the six and nine month periods ended June 30, 2013, and September 30, 2013.

In connection with the restatements described above, management has determined that its disclosure controls and procedures and internal controls over financial reporting were not effective at December 31, 2012 due to the existence of a material weakness associated with classification of transactions on the consolidated statement of cash flows and that management's report on such internal controls included in the 2012 10-K should no longer be relied upon. The Company will update its disclosure controls and procedures as well as management's report on internal controls over financial reporting as part of the amended filing on form 10-K/A.

The Audit Committee has discussed the matters described herein with Deloitte & Touche LLP, the Company's independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION REALTY TRUST, INC.

Date: June 13, 2013	By:	/s/ Randall H. Brown
Randall H. Brown Executive Vice President, Chief Financial Officer and Treasurer